UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 15, 2005




                                  NovaMed, Inc.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)



             Delaware                     0-26625              36-4116193
        ------------------              -----------         ---------------
   (State or Other Jurisdiction         (Commission          (IRS Employer
        of incorporation)               File Number)       Identification No.)



   980 North Michigan Avenue, Suite 1620, Chicago, Illinois         60611
   --------------------------------------------------------         -----
          (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (312) 664-4100

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

         On August 15, 2005, one of our wholly owned subsidiaries, NovaMed Acquisition Company, Inc., entered into a definitive agreement to acquire a fifty-one percent (51%) equity interest in an ambulatory surgery center (ASC) located in Whittier, California. The closing of this transaction is subject to receiving the required licensure approvals from the State of California and upon other routine closing conditions being satisfied. Immediately prior to the closing of this transaction, the selling entity, Center for Outpatient Surgery, will contribute substantially all of the assets and certain mutually agreed upon liabilities of the ASC into a newly formed Delaware limited liability company, NovaMed Surgery Center of Whittier, LLC. The assets contributed by the seller into the new limited liability company will include equipment, furniture, accounts receivable, inventory and goodwill. NovaMed Acquisition Company, Inc. will then purchase from the seller a fifty-one percent (51%) interest in the limited liability company in exchange for $8,100,000 payable in cash at closing. The shareholders of the selling entity will then retain a forty-nine percent (49%) equity interest in the entity. David Marshburn, D.O., Neal Shindel, M.D., Abdul Alaama, M.D., Garlan Lo, M.D. and William May, M.D. constitute all of the shareholders of Seller who are also parties to the agreement. The purchase price was negotiated and agreed upon through arm's length negotiations between the parties. NovaMed, Inc. will fund the purchase price through its then available cash as well as funds to be borrowed under its credit facility with National City Bank of The Midwest, as agent for the various lenders thereunder.

         The assets acquired have historically been used to operate, and we intend to continue to use them to operate, an outpatient surgical facility.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Contribution and Exchange Agreement which is filed herewith as Exhibit 10.40 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

           Exhibit Number        Title
           --------------        ---------

           10.40 Asset Contribution and Exchange Agreement dated as of August 15, 2005, by and between NovaMed Acquisition Company, Inc., Center for Outpatient Surgery, David Marshburn, D.O., Neal Shindel, M.D., Abdul Alaama, M.D., Garlan Lo, M.D. and William May, M.D.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NovaMed, Inc.


Dated:  August 19, 2005             By: /s/ Scott T. Macomber
                                       ----------------------------------
                                       Scott T. Macomber
                                       Executive Vice President and Chief
                                       Financial Officer

                                  EXHIBIT INDEX

           Exhibit No.                     Exhibit
           -----------                     -------

           10.40 Asset Contribution and Exchange Agreement dated as of August 15, 2005, by and between NovaMed Acquisition Company, Inc., Center for Outpatient Surgery, David Marshburn, D.O., Neal Shindel, M.D., Abdul Alaama, M.D., Garlan Lo, M.D. and William May, M.D.